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                                                      EXHIBIT 10.90

                                  June 25, 2003

                  Bank of America, N.A, as
                  Bank of America Facility Agent
                  The Hearst Tower
                  214 N. Tryon Street
                  NCI -027-19-01
                  Charlotte, NC 28255
                  Attn:  Bank of America Securities, LLC,
                         Global Structured Finance; Portfolio Management

                  Ladies and Gentlemen:

                         Pursuant to Section 2.03 of the Warehouse Note Purchase
                  and Security Agreement, dated as of May 1, 2003 (the "Warehouse Note Purchase and Security Agreement"), among Nelnet Education Loan Funding, Inc. (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, YC SUSI Trust, as a conduit lender, Bank of America, N.A, as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generate, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, the Borrower hereby request that the Bank of America Facility Group increase its Commitment under the Warehouse Note Purchase and Security Agreement from $250,000,000 to $350,000,000 effective on June 26,2003. Please acknowledge your acceptance, as the Bank of America Facility Agent on behalf of the Bank of America Facility Group, of this increase in the Commitment of Bank of America, N.A., as Alternate Lender, for the Bank of America Facility Group by executing and returning this letter to us. Your execution of this letter shall constitute the written evidence that the Bank of America Facility Group has agreed to increase its Commitment pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement.

                         On the effective date of such increase, being June 26,
                  2003, the Borrower will provide Bank of America, N.A., as the Bank of America Facility Agent, with a replacement Senior Note in the maximum principal amount of $332,500,000 and a replacement Subordinate Note in the maximum principal amount of $17,500,000 in exchange for the existing Senior Note and Subordinate Note issued to the Bank of America Facility Group.

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                           Capitalized terms used in this letter and not defined
                  herein shall have the meanings assigned to such terms in the Warehouse Note Purchase and Security Agreement.

                                    Very truly yours,

                                    NELNET EDUCATION LOAN FUNDING,
                                    INC.

                                    By /s/ Terry Heimes
                                       ----------------------------
                                    Title: President

                  ACCEPTED AND AGREED TO:

                  BANK OF AMERICA, N.A.,
                  as Bank of America Facility Agent

                  By /s/ [ILLEGIBLE]
                     --------------------------------------
                  Title: Vice President

                  cc: Wells Fargo Bank Minnesota, National Association 6th and Marquette Avenue
                          Minneapolis, Minnesota 55479-0069
                          Attn: Corporate Trust Department